Exhibit 10.3
Aircenter Drive
FIRST LEASE AMENDMENT
          THIS FIRST LEASE AMENDMENT (“Amendment”) is executed as of this 1st day of October, 2007, by and between 4300 EAST FIFTH AVENUE LLC, a Delaware limited liability company (“Landlord”), and DSW INC., an Ohio corporation (“Tenant”).
WITNESSETH:
          WHEREAS, Landlord and Tenant entered into a certain Trailer Parking Lot Lease Agreement dated as of November 30, 2006 (the “Lease”) whereby Tenant leased from Landlord and Landlord leased to Tenant certain premises consisting of approximately 10.06 acres generally located north of Aircenter Drive in the Columbus International Aircenter, located in the City of Columbus, County of Franklin, State of Ohio;
          WHEREAS, Landlord and Tenant desire to amend the Lease.
          NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:
          1. Tenant’s Work and Landlord’s Contribution. Section 6.b. of the Lease is hereby amended and restated in its entirety as follows:
“b. Landlord shall pay to Tenant Two Hundred Twenty-four Seven Hundred Fifty-nine and 80/100 Dollars ($224,759.80) (the “Tenant Reimbursement”). The timing and prerequisites for payment of the Tenant Reimbursement shall be as set forth below.”
          2. Exhibit A — Trailer Lot; Tenant’s Trailer Space. Exhibit A to the Lease is hereby deleted and replaced with Exhibit A-1, which is attached to this Amendment and incorporated herein. All references to Exhibit A in the Lease shall refer to said Exhibit A-1.
          3. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.
          4. Examination of Amendment. Submission of this instrument for examination or signature does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.
          5. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.
          6. Entire Agreement. The Lease, as amended by this Amendment, constitutes the entire agreement between Landlord and Tenant regarding the Lease and the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings.
          7. Lease Ratification. The Lease, as modified herein, is in full force and effect, and the parties hereby ratify the same. The Lease and this Amendment shall be binding upon the parties and their respective successors and assigns. To the extent the terms and conditions of the Lease conflict with or are inconsistent with this Amendment, the terms and conditions of this Amendment shall control.
          8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed a part of an original and all of which together shall constitute one agreement. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to form one document.

Aircenter Drive
          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD: 4300 EAST FIFTH AVENUE LLC, an Ohio limited liability company
By:	JUBILEE-AIRCENTER, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	JUBILEE LIMITED PARTNERSHIP,
an Ohio limited partnership,
its Managing Member

By:	SCHOTTENSTEIN PROFESSIONAL
ASSET MANAGEMENT CORPORATION,
a Delaware corporation, its General Partner

By:	/s/ Jay Schottenstein
Print Name: Jay Schottenstein
	Title:	President

TENANT: DSW INC. an Ohio corporation
By:	/s/ William L. Jordan
Print Name: William L. Jordan
	Title:	VP/General Councel

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